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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  June 17, 2004
                                  -------------
                Date of Report (Date of earliest event reported)


                            OSI PHARMACEUTICALS, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)



             DELAWARE                  0-15190                13-3159796
             ---------                 -------                ----------
(State or other jurisdiction of      (Commission          (I.R.S. Employer
         incorporation)             File Number)         Identification No.)


                              58 SOUTH SERVICE ROAD
                               MELVILLE, NY 11747
                        --------------------------------
                    (Address of principal executive offices)



                                 (631) 962-2000
                          ----------------------------
              (Registrant's telephone number, including area code)


                                       N/A
                              --------------------
                         (Former name or former address,
                         if changed since last report.)
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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

      On June 17, 2004, Prosidion, Limited ("Prosidion"), a majority-owned UK subsidiary of OSI Pharmaceuticals, Inc., ("OSI") entered into an asset purchase agreement with Probiodrug AG ("Probiodrug"). Under the agreement, Prosidion, a company focused on the discovery and development of diabetes and obesity therapeutics, has agreed to purchase a platform of Dipeptidyl Peptidase IV technology from Probiodrug for $35 million in cash plus future milestone payments, subject to customary closing conditions. The agreement is attached as
Exhibit 2.1 and incorporated herein by reference. Details regarding the agreement are contained in OSI's press release, dated June 18, 2004, attached as
Exhibit 99.1 and also incorporated herein by reference.

ITEM 7. EXHIBITS

EXHIBIT NO.                                   DESCRIPTION

2.1* Asset Purchase Agreement, dated as of June 17, 2004, by and between Probiodrug AG, Halle and Prosidion Limited(1)

99.1              Press release, dated June 18, 2004.

(1) The schedules and certain exhibits to the Asset Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K promulgated by the Securities and Exchange Commission. The omitted schedules and exhibits from this filing will be provided upon request.

* Portions of this exhibit have been redacted and are the subject of a confidential treatment request filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 6, 2004                    OSI PHARMACEUTICALS, INC.


                                      By:    /s/ Robert L. Van Nostrand
                                          -------------------------------------
                                          Robert L. Van Nostrand
                                          Vice President and Chief Financial
                                          Officer (Principal Financial Officer)
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                                  EXHIBIT INDEX

EXHIBIT NO.                            DESCRIPTION

2.1* Asset Purchase Agreement, dated as of June 17, 2004, by and between Probiodrug AG, Halle and Prosidion Limited(1)

99.1              Press release, dated June 18, 2004.

-----------------

(1) The schedules and certain exhibits to the Asset Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K promulgated by the Securities and Exchange Commission. The omitted schedules and exhibits from this filing will be provided upon request.

* Portions of this exhibit have been redacted and are the subject of a confidential treatment request filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.